UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23712

Sweater Cashmere Fund

(Exact name of registrant as specified in charter)

2000 Central Ave

Boulder, CO 80301

(Address of principal executive offices) (Zip code)

Jesse Randall

2000 Central Ave

Boulder, CO 80301

(Name and address of agent for service)

Copies to:

Jonathan D. Van Duren

Greenberg Traurig, LLP

77 West Wacker Drive, Suite 3100

Chicago, Illinois 60601

Registrant's telephone number, including area code: (888) 577-7987

Date of fiscal year end: March 31

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

sweater

# Sweater Cashmere Fund

## Semi-annual report

2022 (Unaudited)

i

SHAREHOLDER LETTER

Dear Sweater Cashmere Fund Members,

The Venture Fund for Everyone

When the mission to build Sweater started over four years ago, our goal was well defined; open up the venture capital asset class to everyone. This was our singular goal. We read. We researched. We held countless conversations with legal and industry experts. Working closely with our legal counsel and following discussions with the SEC staff, we landed on the proper fund structure. The Fund’s registration statement was declared effective by the SEC on April 11, 2022. The Fund has an inception date of April 13, 2022 and commenced operations on the following business day. Approximately two months later on June 15, 2022, our team opened the Sweater Cashmere Fund to the world.

We launched publicly with more than 4,000 Founding Members, and the Sweater Cashmere Fund quickly surpassed seven figures in net asset value. Our engineering team is now building the next generation of the mobile app experience, while our community team is laying the foundation for Capital Club, our global founder network. While there is much to celebrate as this investor letter is penned, our team continues to execute towards an even grander vision.

Unprecedented times provide for unprecedented opportunities

From a capital deployment perspective, the timing couldn’t be better, in our opinion. Valuations continue to come back to reality. Founders have quickly learned to be more scrappy. And important fundamentals, like being capital efficient, are again part of the conversation. Great companies now stand out more than ever. We believe we have created the channels, partnerships, and processes to find them.

Since January 2022, more than 2,000 companies have come across our desk. Those companies have turned into more than 600 conversations with founders, ultimately leading to nearly 20 investments by the Sweater Cashmere Fund. We believe our portfolio companies represent the best and brightest founders, all doing remarkable work. They are truly changing the way we live.

Everyone deserves the opportunity to shape the world. Alongside all of you, we believe we will manifest this into reality. Thank you for being part of The Venture Fund for Everyone.

Sincerely,
Sweater Cashmere Fund | The Venture Fund for Everyone

SWEATER CASHMERE FUND
Fund Performance
September 30, 2022 (Unaudited)

As of September 30, 2022, the Fund’s performance is as follows:

Total Return Information (Unaudited)

Sweater Cashmere Fund (Inception Date: 04/13/2022)	Cumulative Since Inception
Return	0.35%

Fund Benchmark
S&P SmallCap 600®Index*	-17.01%

____________

*        The S&P SmallCap 600® is an index of small-cap stocks managed by Standard & Poor’s. It tracks a broad range of small-sized companies that meet specific liquidity and stability requirements. Investors cannot invest directly in an index. Index returns, unlike Fund returns, do not reflect any fees or expenses. Index returns assume reinvestment of all distributions. Investments held by the Fund do not match those in the Index and the performance of the Fund will differ.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that shareholder would pay on Fund distributions or on the redemption of Fund shares. Past performance is no guarantee of future results. Please read the Fund’s Prospectus carefully before investing.

SWEATER CASHMERE FUND
Portfolio Composition (Unaudited)

Fund Vertical Diversification

The following table provides a breakdown of the Fund, by the industry verticals that the underlying securities represent, as a percentage of net assets.

Vertical	Percent of Total Net Assets
Consumer Goods and Retail	9.9%
Consumer Technology	5.2%
Education Technology	2.6%
Financial Technology	2.1%
Fund of Funds	4.0%
Healthcare	10.4%
Human Resource Technology	10.4%
Logistics	2.6%
Property Technology	3.7%
Short-Term Investments	46.6%
Other assets in excess of liabilities	2.5%
TOTAL	100.0%

Fund Security Type Diversification

The following chart provides a visual breakdown of the Fund, by the security type that the underlying securities represent, as a percentage of net assets.

Security Type	Percent of Total Net Assets
Portfolio Companies	13.0%
Portfolio Funds	4.0%
Simple Agreements for Future Equity in Portfolio Companies	33.9%
Short-Term Investments	46.6%
Other Assets in Excess of Liabilities	2.5%
TOTAL	100.0%

Sweater Cashmere Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)

Fair Value
Portfolio Companies — 13.0%
Human Resource Technology — 10.4%
IsoTalent, Inc. – Series Seed-1 Preferred Stock, shares 764,292[1,2,3]	$1,000,000

Property Technology — 2.6%
True Footage Inc. – Series A Prime Preferred Stock, shares 38,836[1,2,3]	250,000
Total Portfolio Companies (Cost $1,250,000)	1,250,000

Portfolio Funds — 4.0%
Fund of Funds — 4.0%
Curate Capital Fund I, LP1,2,3	170,000
Ganas Ventures I, a series of Ganas Ventures, LP1,2,4	62,500
Stonks Y Combinator Summer 2022 Access Fund, a Series of Stonks Funds, LP – Class A1,2,4	150,000
Total Portfolio Funds (Cost $382,500)	382,500

Simple Agreements for Future Equity in Portfolio Companies — 33.9%
Consumer Goods and Retail — 9.9%
Drupely, Inc. dba Graza[1,2,3]	200,000
FEAT Socks, Inc.[1,2,3]	250,000
IQ Bar, Inc.[1,2,3]	250,000
Nomadica[1,2,3]	250,000
Total Consumer Goods and Retail	950,000

Consumer Technology — 5.2%
After Services, Inc. – Tranche 1[1,2,3]	250,000
After Services, Inc. – Tranche 2[1,2,3]	250,000
Consumer Technology	500,000

Education Technology — 2.6%
EdInvent, Inc. dba Accredible[1,2,3]	250,000

Financial Technology — 2.1%
EarlyBird Central, Inc.[1,2,3]	200,000

Healthcare — 10.4%
Lazzaro Medical, Inc.[1,2,3]	250,000
Parallel Health, Inc.[1,2,3]	250,000
Wyndly Health, Inc.[1,2,3]	500,000
Total Healthcare	1,000,000

Logistics — 2.6%
Shappi, Inc.[1,2,3]	250,000

Property Technology — 1.1%
Nada Holdings, Inc.[1,2,3]	100,000
Total Simple Agreements for Future Equity in Portfolio Companies (Cost $3,250,000)	3,250,000

Sweater Cashmere Fund
SCHEDULE OF INVESTMENTS — (CONTINUED)
September 30, 2022 (Unaudited)

Fair Value

Short-Term Investments — 46.6%
Goldman Sachs Financial Square Government Fund – Institutional Class, 2.87%, shares 4,463,799[5]	$4,463,799
Total Short-Term Investments (Cost $4,463,799)	4,463,799

Total Investments (Cost $9,346,299) — 97.5%	9,346,299
Other assets in excess of liabilities — 2.5%	235,350
Net Assets — 100%	$9,581,649

____________

LP — Limited Partnership

1        Restricted security. (See Note 6)

2        Non-Income Producing

3        Level 3 securities fair valued using significant unobservable inputs. (See Note 2)

4        Investment valued using net asset value per share (or its equivalent) as a practical expedient. Please see Note 2 in the Notes to the Financial Statements for respective investment strategies, unfunded commitments, and redemptive restrictions.

5        Rate disclosed represents the seven day yield as of period end.

See accompanying Notes to Financial Statements.

Sweater Cashmere Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022 (Unaudited)

Assets:
Investments, at fair value (cost $4,882,500)	$4,882,500
Short-term investments, at fair value (cost $4,463,799)	4,463,799
Receivable for fund shares sold	61,195
Dividend income receivable	9,198
Due from Adviser, net (Note 3)	105,833
Prepaid expenses	121,889
Deferred offering costs (Note 3)	125,749
Total assets	9,770,163

Liabilities:
Payable for legal fees	81,545
Payable for audit and tax fees	35,096
Payable for fund accounting and administration fees	22,171
Payable for custody fees	4,155
Payable for chief compliance and financial officer fees	2,284
Payable for marketing fees	32,930
Payable for accrued other expenses	10,333
Total liabilities	188,514
Commitments and contingencies (Note 7)

Net assets	$9,581,649

Components of net assets:
Paid-in capital (unlimited number of shares authorized)	$9,552,496
Total distributable earnings	29,153
Net assets	$9,581,649

Shares of beneficial interest issued and outstanding	477,345
Net asset value per share[1]	$20.07

____________

1        An early repurchase fee will apply for any shares repurchased within 545 days of purchase (Note 4).

See accompanying Notes to Financial Statements.

Sweater Cashmere Fund
STATEMENTS OF OPERATIONS
For the Period Ended September 30, 2022 (Unaudited)1

Investment income:
Dividend income	$29,153
Total investment income	29,153

Expenses:
Marketing fees	755,941
Offering costs	109,628
Legal fees	100,272
Insurance fees	84,234
Investment management fees (Note 3)	67,599
Fund accounting and administration fees	54,487
Chief compliance and financial officer fees	53,006
Trustee fees	43,996
Audit and tax fees	35,096
Shareholder reporting fees	20,055
Transfer agent fees	16,218
Miscellaneous fees	11,432
Custody fees	9,110
Organizational costs	2,500
Registration fees	2,265
Total expenses	1,365,839
Contractual waiver of fees and reimbursement of expenses (Note 3)	(1,206,306)
Voluntary reimbursement of expenses (Note 3)	(159,533)
Net expenses	—
Net investment income	29,153
Net increase in net assets from operations	$29,153

____________

1        Reflects operations for the period from April 14, 2022 (commencement of operations) to September 30, 2022. Prior to the commencement of operations date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

See accompanying Notes to Financial Statements.

Sweater Cashmere Fund
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

For the Period Ending September 30, 2022 (Unaudited)[1]
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$29,153
Net increase in net assets resulting from operations	29,153

Capital Transactions:
Net proceeds from shares sold	9,452,496
Net increase in net assets from capital transactions	9,452,496
Total increase in net assets	9,481,649

Net Assets:
Beginning of period[2]	100,000
End of period	$9,581,649

Capital Share Transactions:
Shares sold	472,345
Net increase in capital share transactions	$472,345

____________

1        Reflects operations for the period from April 14, 2022 (commencement of operations) to September 30, 2022. Prior to the commencement of operations date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

2        The investment adviser made the initial share purchase of $100,000 on February 7, 2022. The total initial share purchase of $100,000 included 5,000 shares which were purchased at $20.00 per share.

See accompanying Notes to Financial Statements.

Sweater Cashmere Fund
STATEMENT OF CASH FLOWS
For the Period Ended September 30, 2022 (Unaudited)1

Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$29,153
Purchases of investments	(4,882,500)
Change in short-term investments, net	(4,463,799)

(Increase) in assets:
Dividend income	(9,198)
Due from Adviser	(105,833)
Deferred offering costs	(125,749)
Prepaid expenses	(121,889)

Increase in liabilities:
Audit and tax fees	35,096
Custody fees	4,155
Fund accounting and administration fees	22,171
Chief compliance and financial officer fees	2,284
Marketing fees	32,930
Other accrued expenses	10,333
Legal fees	81,545
Net cash used in operating activities	(9,491,301)

Cash flows provided by financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	9,391,301
Net cash provided by financing activities	9,391,301

Net decrease in cash	(100,000)

Cash, beginning of period	$100,000
Cash, end of period	$—

____________

1        Reflects operations for the period from April 14, 2022 (commencement of operations) to September 30, 2022. Prior to the commencement of operations date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

See accompanying Notes to Financial Statements.

Sweater Cashmere Fund
FINANCIAL HIGHLIGHTS (Unaudited)

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period Ending September 30, 2022 (Unaudited)[1]
Net asset value, beginning of period	$20.00
Income from investment operations:
Net investment income[2]	0.07
Total from investment operations	0.07
Net asset value, end of period	$20.07
Total return[3,4]	0.35%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$9,582

Ratio of expenses to average net assets:
Gross[5,6]	49.98%
Net[5,6,7]	0.00%
Ratio of net investment income (loss) to average net assets:
Gross[5,6]	(48.92)%
Net[5,6,7]	1.07%

Portfolio turnover rate[4]	0%

____________

1        Reflects operations for the period from April 14, 2022 (commencement of operations) to September 30, 2022. Prior to the commencement of operations date, the Fund had been inactive except for matters related to the Fund’s establishment, designation, and planned registration.

2        Based on average shares outstanding for the period.

3        Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period. Returns shown do not include payment of an early repurchase fee for shares redeemed within 545 days of purchase. If the early repurchase fee was included, total returns would have been lower. The return would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

4        Not annualized.

5        Annualized with the exception of non-recurring organizational costs.

6        The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of September 30, 2022, the Fund’s underlying investment companies included a range of management fees from 0.00% to 2.00% (unaudited) and performance fees from 0.00% to 20.00% (unaudited).

7        Represents the ratios of expenses and net investment income (loss) inclusive of fee waivers and/or expense reimbursements (Note 3).

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2022 (Unaudited)

1. Organization

Sweater Cashmere Fund (the “Fund”) was organized on June 17, 2021, as a statutory trust under the laws of the state of Delaware. The Fund is a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund has an inception date of April 13, 2022 and commenced operations on the following business day.

The Fund’s investment objective is to generate long-term capital appreciation primarily through an actively managed portfolio that provides investors with exposure to private, venture capital investments. The Fund will seek to achieve its investment objective through investing primarily in equity securities (e.g., common stock, preferred stock, and equity-linked securities convertible into equity securities) of private, operating growth companies (“Portfolio Companies”) and, to a lesser extent, interests in professionally managed private venture capital funds (“Portfolio Funds”). The Fund anticipates acquiring interests in the Portfolio Companies both directly from the issuer, including through co-investing with venture capital funds and other investors, and from third party holders of these interests in secondary transactions.

Sweater Industries, LLC, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, serves as the Fund’s investment adviser (the “Adviser”). The Fund’s Board of Trustees (the “Board” or “Board of Trustees”) has the overall responsibility for the management and supervision of the business operations of the Fund.

2. Significant accounting policies

Basis of Presentation and Use of Estimates — The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). The policies are in conformity with generally accepted accounting principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Income Recognition and Expenses — Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex-dividend date. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; marketing expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s Expense Limitation Agreement (see Note 3).

Investment Transactions — Investment transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the identified cost basis for publicly traded investments and a dollar-for-dollar cost depletion for the Fund’s private investments for both financial statement and federal income tax purposes.

Federal Income Taxes — The Fund has elected and intends to continue to elect to be treated, and expects each year to qualify, as a regulated investment company (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes substantially all of its net taxable income and gains on a timely basis and meets the other quarterly compliance requirements.

Distributions to shareholders — Following the disposition by the Fund of securities of Portfolio Companies, or the receipt by the Fund of distribution proceeds from a Portfolio Fund, the Fund will make cash distributions of the net profits, if any, to shareholders once each fiscal year at such time as the Board determines in its sole discretion (or more

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2022 (Unaudited)

2. Significant accounting policies (cont.)

often at such times determined by the Board, if necessary for the Fund to maintain its status as a RIC and in accordance with the Investment Company Act). The Fund intends to establish reasonable reserves to meet Fund obligations prior to making distributions.

Investment Valuation

The price of the Fund’s shares of beneficial interest (“Shares”) is based on its net asset value (‘NAV”). The NAV per Share equals the total value of the Fund’s assets as of the applicable Business Day, less its liabilities (including accrued fees and expenses), divided by the number of its outstanding Shares.

The Fund will generally calculate its NAV as of the close of regular trading (4:00 p.m. Eastern Time) on the New York Stock Exchange (the “NYSE”) each day the NYSE is open (each, a “Business Day”). Although the Fund will typically determine its NAV on each Business Day, the Fund’s calculation of its NAV is subject to valuation risk.

All cash, receivables and current payables are carried on the Fund’s books at their face value. Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Shares of mutual funds, including money-market funds, are valued at their reported NAV.

A substantial portion of the Fund’s assets are expected to consist of securities of Portfolio Companies, which may be made through Simple Agreements for Future Equity, and Portfolio Funds for which there are no readily available market quotations. New purchases of Portfolio Companies and Portfolio Funds may be valued at acquisition cost initially.

When market quotations are not readily available or are believed by the Adviser to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by the Adviser in accordance with written policies and procedures (“Valuation Procedures”) approved by the Board.

The information available in the marketplace for such Portfolio Companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated, and difficult to confirm. Such securities are valued by the Adviser at fair value as determined pursuant to the Valuation Procedures. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Adviser. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be that information which is provided by the issuer of the securities. Given the nature, timeliness, amount, and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

Certain investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value may be valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current business data (e.g., information available through regulatory filings, press releases, news feeds and financial press), including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; information provided by the company (e.g., letters to investors, financials, information provided pursuant to financial document reporting obligations); security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; its earnings and discounted cash flows; the markets in which the portfolio company does business; comparisons of financial ratios of peer companies that are public; M&A comparables; and enterprise values.

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2022 (Unaudited)

2. Significant accounting policies (cont.)

In valuing Portfolio Fund investments held in the Fund, the Adviser will rely primarily on unaudited valuation statements received from such funds. It will usually be the case, however, that the most recently reported value by such funds will be as of a date that is significantly earlier than the date as of which the Fund is calculating its NAV. In these circumstances, and in other situations where the Adviser determines that the consideration of the following factors is relevant to determining the value of an interest in a Portfolio Fund, such fund’s reported value will generally be adjusted for cash flows to/from such fund due to capital drawdowns/distributions that may have occurred since the date of the most recently available reported values; changes in the valuation of relevant indices; and such other factors that the Adviser deems appropriate, as well as any publicly available information regarding such fund’s portfolio companies and/or assets (i.e., idiosyncratic factors). Other factors that may be relevant in determining the value of an interest in a Portfolio Fund, include (i) information provided to the Fund or to the Adviser by such fund, or the failure to provide such information as agreed to in such fund’s offering materials or other agreements with the Fund; (ii) relevant news and other public sources; (iii) known secondary market transactions in the fund’s interests (to the extent deemed a credible indication of value); and (iv) significant market events that may not otherwise be captured by changes in valuation of relevant indices discussed above. As part of the Adviser’s ongoing due diligence process, the Adviser will compare its fair valuation of the Fund’s interests in a Portfolio Fund to such fund’s quarterly valuation statement for that particular period — if provided by the Portfolio Fund — for purposes of determining whether any adjustments to the implementation of the Valuation Procedures should be made going forward.

When determining the price for a Fair Value Asset, the Adviser is required to seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations are typically based upon all available factors that the Adviser deems relevant at the time of the determination and may be based on analytical values determined by the Adviser using proprietary or third-party valuation models.

The Fund’s financial statements, which are prepared in accordance with GAAP, follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements.

The three-level hierarchy for fair value measurement is defined as follows:

•        Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•        Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•        Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Investments in private investments that are reported in the Fund’s statement of assets and liabilities at NAV per share (or its equivalent) without further adjustment, as a practical expedient of fair value, are excluded from the fair value hierarchy.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2022 (Unaudited)

2. Significant accounting policies (cont.)

The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment strategy and target investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to determine fair value of the Fund’s investments as of September 30, 2022:

	Fair Value Measurements at the End of the Reporting Period Using
Investments	Practical Expedient*	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Portfolio Companies**	$—	$—	$—	$1,250,000	$1,250,000
Portfolio Funds**	212,500	—	—	170,000	382,500
Simple Agreements for Future Equity in Portfolio Companies**	—	—	—	3,250,000	3,250,000
Short-Term Investments	—	4,463,799	—	—	4,463,799
Total	$212,500	$4,463,799	$—	$4,670,000	$9,346,299

____________

*        Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

**      All sub-categories within the security type represent their respective evaluation status. For a detailed breakout, please refer to the Schedule of Investments.

The following is a roll-forward of the activity in investments in which signifcant unobservable inputs (Level 3) were used in determing fair value on a recurring basis:

	Beginning Balance as of April 14, 2022	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Conversions	Sales or Distributions	Net Realized Gain (Loss)	Distributions	Change in net unrealized appreciation (depreciation)	Ending Balance as of September 30, 2022
Portfolio Companies	$—	$—	$—	$1,250,000	$—	$—	$—	$—	$1,250,000
Portfolio Funds	—	—	—	170,000	—	—	—	—	170,000
Simple Agreements for Future Equity in Portfolio Companies	—	—	—	3,250,000	—	—	—	—	3,250,000
	$—	$—	$—	$4,670,000	$—	$—	$—	$—	$4,670,000

The change in net unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments that were held as of September 30, 2022 is $0.

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2022 (Unaudited)

2. Significant accounting policies (cont.)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of September 30, 2022:

Type of Level 3 Investment	Fair Value as of September 30, 2022	Valuation Technique	Unobservable Inputs	Discount Rate/Price(a)	Impact to Valuation from an Increase in Input
Portfolio Companies	$1,250,000	Market Approach	Cost	Not Applicable	Not Applicable
Portfolio Funds	170,000	Market Approach	Cost	Not Applicable	Not Applicable
Simple Agreements for Future Equity in Portfolio Companies	3,250,000	Market Approach	Cost	Not Applicable	Not Applicable

____________

(a)      As there was no range for each significant unobservable input, weighted average is not reported.

The following is the fair value measurement of investments that are measured at NAV per share (or its equivalent) as a practical expedient:

Portfolio Funds*	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
Ganas Ventures I, a series of Ganas Ventures, LP	Early Stage Technology	$62,500	$187,500	Not Applicable	Not Applicable	Not Applicable
Stonks Y Combinator Summer 2022 Access Fund, a Series of Stonks Funds, LP – Class A	Early Stage Technology	150,000	—	Not Applicable	Not Applicable	Not Applicable

____________

*        Refer to the Schedule of Investment for industry classifications of individual securities.

3. Fees and Transactions with Related Parties and Other Agreements

The Fund has entered into an Investment Management Agreement with the Adviser, pursuant to which the Adviser provides general investment advisory services for the Fund. For providing these services, the Investment Adviser receives a fee from the Fund, accrued daily and paid monthly in arrears, at an annual rate equal to 2.50% of the Fund’s average daily net assets. For the period ended September 30, 2022, the Fund accrued $67,599 in investment management fees.

Certain officers of the Fund and members of the Board are also officers of the Adviser.

The Adviser has entered into an expense limitation agreement (“Expense Limitation Agreement”) with the Fund, pursuant to which the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 5.90% of the Fund’s average daily net assets. The Expense Limitation Agreement is in effect until August 15, 2023.

The Fund has agreed to repay the Adviser for any management fees waived and/or Fund expenses the Adviser reimbursed pursuant to the Expense Limitation Agreement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the management fees were waived and/or the Fund expenses were reimbursed, or any expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the Adviser waived the fee or reimbursed the expense. During the period ended September 30, 2022, the Adviser did not recoup any expenses. As of September 30, 2022, $1,206,306 is subject to recoupment through March 31, 2025. For the period ended September 30, 2022, the Adviser voluntarily waived $159,533 of Fund expenses which are not subject to recoupment. Additionally, $209,030 of the $214,930 waived organizational costs, incurred as of March 31, 2022, are subject to recoupment through March 31, 2025. The remaining $5,900 of waived organizational costs were voluntarily waived by the Adviser and are not subject to recoupment.

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2022 (Unaudited)

3. Fees and Transactions with Related Parties and Other Agreements (cont.)

The Fund’s organizational costs of $2,500, which have been incurred through September 30, 2022, have been expensed as incurred and are subject to the Fund’s Expense Limitation Agreement. Organizational expenses consist of costs incurred to establish the Fund and enable it to legally do business. The Fund’s offering costs of $235,377, consists of legal fees for preparing the prospectus and statement of additional information in connection with the Fund’s registration and public offering, state registration fees and insurance. Offering costs are accounted for as a deferred charge and then are amortized on a straight-line basis over the first twelve months of the Fund’s operations. As of September 30, 2022, $125,749 of offering costs remain as an unamortized deferred asset, while $109,628 has been expensed subject to the Fund’s Expense Limitation Agreement.

Employees of PINE Advisors LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf.

UMB Fund Services, Inc. serves as the Fund’s Administrator, Accounting Agent, and Transfer Agent. UMB Bank, n.a. serves as the Fund’s Custodian.

4. Capital share transactions

Fund shares are continually offered under Rule 415 of the Securities Act of 1933, as amended. As an interval fund, the Fund has adopted a fundamental policy requiring it to make semiannual (twice a year) repurchase offers pursuant to Rule 23c-3 of the 1940 Act. Each semiannual repurchase offer will be for 5% of the Fund’s Shares at NAV. An early repurchase fee will be applied for Shares held less than 545 days. For Shares held for 185 days or less, a 2.00% fee will be applied. For Shares held between 186 and 365 days, a 1.5% fee will be applied. For Shares held between 366 days and 545 days, 0.50% fee will be applied. Early repurchase fees will be based on the value of the Shares redeemed.

During the period ended September 30, 2022, the Fund did not have a Repurchase Offer.

5. Investment transactions

Purchases and sales of investments for the period ended September 30, 2022, were $4,882,500 and $0, respectively.

6. Restricted securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investments objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board.

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2022 (Unaudited)

6. Restricted Securities (cont.)

Additional information on each restricted investment held by the Fund on September 30, 2022 is as follows:

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
After Services, Inc. – Tranche 1	6/6/2022	$250,000	$250,000	2.6%
After Services, Inc. – Tranche 2	6/6/2022	250,000	250,000	2.6%
Curate Capital Fund I, LP	7/1/2022	170,000	170,000	1.8%
Drupely, Inc. dba Graza	7/17/2022	200,000	200,000	2.1%
EarlyBird Central, Inc.	6/3/2022	200,000	200,000	2.1%
EdInvent, Inc. dba Accredible	7/29/2022	250,000	250,000	2.6%
FEAT Socks, Inc.	6/15/2022	250,000	250,000	2.6%
Ganas Ventures I, a series of Ganas Ventures, LP	7/1/2022	62,500	62,500	0.7%
IQ Bar, Inc.	8/12/2022	250,000	250,000	2.6%
IsoTalent, Inc. – Series Seed-1 Preferred Stock	7/8/2022	1,000,000	1,000,000	10.4%
Lazzaro Medical, Inc.	7/1/2022	250,000	250,000	2.6%
Nada Holdings, Inc.	6/17/2022	100,000	100,000	1.0%
Nomadica	7/1/2022	250,000	250,000	2.6%
Parallel Health, Inc.	6/28/2022	250,000	250,000	2.6%
Shappi, Inc.	9/16/2022	250,000	250,000	2.6%
Stonks Y Combinator Summer 2022 Access Fund, a Series of Stonks Funds, LP – Class A	9/16/2022	150,000	150,000	1.6%
True Footage Inc. – Series A Prime Preferred Stock	7/29/2022	250,000	250,000	2.6%
Wyndly Health, Inc.	9/13/2022	500,000	500,000	5.2%
		$4,882,500	$4,882,500	50.9%

7. Commitments and contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations, provide general indemnifications, set forth termination provisions and compel the contracting parties to arbitration in the event of dispute. From time to time, the Fund may be a party to arbitration, or legal proceedings, in the ordinary course of business, including proceedings relating to the enforcement of provisions of such contracts. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that would be subject to arbitration, generally.

In the normal course of business, the Fund may enter into agreements to purchase and sell investments. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval. As of September 30, 2022, the Fund has unfunded commitments in the amount of $187,500. At September 30, 2022, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments.

The Fund’s unfunded commitments as of September 30, 2022 are as follows:

Investment	Fair Value	Unfunded Commitment
Ganas Ventures I, a series of Ganas Ventures, LP	$62,500	$187,500

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2022 (Unaudited)

8. Indemnifications

The Fund indemnifies the Fund’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

9. Federal tax information

At September 30, 2022, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$9,346,299

Gross unrealized appreciation	$—
Gross unrealized depreciation	—

Net unrealized appreciation on investments	$—

10. Risk factors

An investment in the Fund involves a high degree of risk and may be considered speculative. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

•        The Fund’s inception date was April 13, 2022 and it has a very limited operating history. The Adviser expects that it may take up to two years for the Fund to become primarily invested in Portfolio Companies and Portfolio Funds. Fund performance may be lower during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is more fully invested. If the Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation of the Fund could create negative transaction costs for the Fund and tax consequences for investors. There can be no assurance that the Fund will be able to identify, structure, complete and realize upon investments that satisfy its investment objective, or that it will be able to fully invest its offering proceeds.

•        The Adviser is newly formed and has no prior experience managing investment portfolios. The Adviser may be unable to successfully execute the Fund’s investment strategy or achieve the Fund’s investment objective.

•        There is no public market for Fund Shares and none is expected to develop. Shares are subject to substantial restrictions on transferability. Although the Fund expects to begin making semiannual offers to repurchase its Shares beginning in February 2023 (expected to be limited to no more than 5% of the Fund’s outstanding Shares for each such offer), these offers may be oversubscribed and there is no guarantee that you will be able to sell all of the Shares you desire in any semiannual repurchase offer.

•        While venture capital investments offer the opportunity for significant gains, these investments also involve an extremely high degree of business and financial risk and can result in substantial losses. Investments in start-up and growth-stage private companies typically involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time.

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2022 (Unaudited)

10. Risk factors (cont.)

•        Private companies in which the Fund intends to invest are generally not subject to SEC reporting requirements, are not required to maintain accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting.

•        The Fund’s investments in Portfolio Companies may be heavily negotiated and may incur significant transactions costs for the Fund.

•        A significant portion of the Fund’s investment portfolio will be illiquid investments recorded at fair value as determined in good faith in accordance with policies and procedures approved by the Board and, as a result, there may be uncertainty as to the value of Fund investments and the NAV of Fund Shares.

11. Subsequent events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein and has determined that there are no subsequent events that require disclosure or adjustment to the financial statements.

Sweater Cashmere Fund
Additional Information
September 30, 2022 (Unaudited)

Proxy voting — A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30 are available without charge upon request by (1) calling the Fund at 1-888-577-7987 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at 1-888-577-7987.

Dividend Reinvestment — The Fund operates under a dividend reinvestment plan administered by the Fund’s Administrator as dividend reinvestment agent. Pursuant to the plan, any distributions by the Fund to its shareholders, net of any applicable U.S. withholding tax, will be reinvested in Shares of the Fund. Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Administrator in writing at Sweater Cashmere Fund c/o UMB Fund Services, Inc., PO Box 2175, Milwaukee, Wisconsin 53201-2175.

Approval of Investment Management Agreement — The Board of Trustees (the “Board,” the members of which are referred to as the “Trustees”) of Sweater Cashmere Fund (the “Fund”) met on February 2, 2022 (the “Meeting”) to consider the approval of the proposed investment management agreement (the “Agreement”) between the Fund and Sweater Industries LLC (the “Adviser”). The Board consists of four Trustees, three of whom are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940 (the “1940 Act”).

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this process, the Board reviewed and discussed at its meetings materials relating to its consideration of the Agreement. The Board also considered all factors it believed relevant with respect to the Fund, including: (a) the nature, extent, and quality of services to be provided by Sweater to the Fund; (b) the nature, estimated cost, and scope the Adviser’s proposed services under the Agreement; (c) conditions that might affect the Adviser’s ability to provide high quality services to the Fund; (d) the proposed management fee to be paid to the Adviser under the Agreement; (e) estimated expenses to be incurred by the Adviser with respect to the Fund and estimated profitability of the Fund to the Adviser; (f) potential fall-out benefits to the Adviser with respect to its management of the Fund; and (g) the extent to which the Adviser may realize economies of scale with respect to its management of the Fund. The Board received materials related to these matters for review in advance of the Meeting.

In considering whether to approve the Agreement and reviewing the related materials, the Board met with relevant personnel of the Adviser and reviewed with them materials prepared by the Advisers and materials provided by counsel to the Fund. The Board also met with legal counsel to the Fund and with the Fund’s Chief Compliance Officer and Treasurer. Fund legal counsel reviewed with the Board their duties and responsibilities with respect to considering the approval of the Agreement.

As part of their review, the Trustees examined the Adviser’s ability to provide high quality investment management services to the Fund. The Trustees considered the qualifications and experience of the Adviser’s personnel who would serve as the Fund’s portfolio managers, as well as the qualifications and experience of certain other key individuals at the Adviser who would provide services to the Fund. The Trustees also considered the Adviser’s investment philosophy and the Adviser’s representations regarding its intended research and decision-making processes, its ability to attract and retain capable research and advisory personnel and the costs associated with retaining such personnel, the capability of the Adviser’s senior management and staff, and the level of skill required to manage the Fund. The Trustees also discussed with the Adviser’s representatives their experience in the venture capital space and how they would transition this to managing the Fund.

Sweater Cashmere Fund
Additional Information
September 30, 2022 (Unaudited)

The Trustees reviewed the nature, estimated cost, and scope the Adviser’s proposed services under the Agreement. The Trustees considered that these services include providing a continuous investment program to the Fund, adhering to the Fund’s investment restrictions, complying with regulatory obligations, performing due diligence on potential portfolio companies and funds, negotiating to invest in proposed portfolio companies, and assisting the Fund in its marketing efforts. The Trustees also considered its discussions with the Adviser regarding the mobile application the Adviser had developed, which would be the primary means through which shareholders would submit share purchase and redemption orders, among other things.

The Board also noted that the Fund would be the Adviser’s first client, and thus there is no investment performance information from the Adviser to review.

The Trustees considered conditions that might affect the Adviser’s ability to provide high quality services to the Fund under the Agreement. This included information provided by the Adviser on its projected costs of advising the Fund and representations made by the Adviser at the Meeting regarding its capitalization and funding. Based on the foregoing, the Trustees concluded that the Adviser’s investment process, research capabilities and philosophy appeared to be well suited to the Fund, given the Fund’s proposed investment objectives and policies. The Board also determined, based on representations provided by the Adviser, that the Adviser should be able to meet any reasonably foreseeable obligations under the Agreement.

The Trustees considered the proposed 2.5% management fee under the Agreement, including reviewing information provided by the Adviser comparing the Fund’s proposed management fee to the contractual management fees of certain peer group closed-end funds that also primarily make private investments. The Trustees observed that the Fund’s proposed 2.5% management fee was higher than the contractual management fees of the four other peer group funds. The Trustees considered, however, that two of the peer group funds also pay an additional incentive that varies fee based on fund performance. The Trustees also discussed with the Adviser the proposed management fee and comparisons to the fees paid by competing funds, including those typically charged by advisers to private venture capital funds. Because the Fund would be the Adviser’s first client, there was no information for the Board to consider regarding the services the Adviser provides or the fees the Adviser charges to other clients.

The Trustees discussed with the Adviser whether it would be adopting a management fee waiver/expense reimbursement agreement, and what form this may take. The Adviser’s officers discussed these matters in depth with the Trustees, indicating that the Adviser intended to adopt an expense cap agreement, but was still reviewing and considering what form this should take. The Trustees determined that they would evaluate the terms of the Agreement with the assumption that there would be no expense cap agreement, and that they could consider any proposed expense cap agreement at a future meeting.

The Trustees considered information about the estimated expenses to be incurred by the Adviser with respect to the Fund and estimated profitability of the Fund to the Adviser over the Fund’s first 24 months following launch. The Trustees considered the Adviser’s representations that, even with a 2.5% management fee, the Adviser did not expect to be profitable with respect to its management of the Fund over the first 24 months of the Fund.

The Trustees also evaluated the potential benefits of the advisory relationship to the Adviser, in addition to the proposed management fee. The Trustees considered the Adviser’s representations it does not anticipate that the Fund will enter into transactions that will generate “soft dollar” credits. The Trustees considered and discussed with the Adviser the proposed use of Fund assets for advertising purposes. The Adviser confirmed that no personnel of the Adviser or its affiliates would receive compensation (from the Fund or otherwise) for assisting the Fund with its marketing efforts.

The Trustees also considered the extent to which economies of scale might be realized by the Adviser at various asset levels. The Trustees noted the Adviser’s representation that, at expected asset levels, the Adviser does not anticipate that the Agreement will be profitable to the Adviser over the first 24 months after the Fund launches. The Trustees determined that it does not appear that the Adviser will benefit from economies of scale in managing the Fund to such an extent that breakpoints in the management fee should be implemented at this time.

Sweater Cashmere Fund
Additional Information
September 30, 2022 (Unaudited)

In its deliberations with respect to these matters, the full Board, including the Independent Trustees, was advised by counsel to the Fund. The Independent Trustees considered the Agreement in executive session, as well as in the presence of the full Board. The Trustees weighed the foregoing matters, as well as other information, in light of the advice given by the Fund’s counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Board, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all of the matters considered. The Trustees may also have evaluated these matters differently, ascribing different weights to various matters.

Based on its review, the Board, including all of the Independent Trustees, determined, in the exercise of their business judgment, that the proposed management fee under the Agreement was reasonable in light of the nature and scope of services to be performed by the Adviser under the Agreement, the fees paid by peer funds, and the costs projected to be incurred by the Adviser in providing services to the Fund, and further determined that approval of the Agreement was in the best interests of the Fund and its shareholders.

Fund Information

Investment Adviser
Sweater Industries LLC
Boulder, Colorado

Administrator, Accounting Agent, and Transfer Agent
UMB Fund Services, Inc.
Milwaukee, Wisconsin

Custodian
UMB Bank, n.a.
Kansas City, Missouri

Legal Counsel
Greenberg Traurig, LLP
Chicago, Illinois

Independent Registered Public Accounting Firm
RSM US LLP
Denver, CO

Trustees
Jonathan Stanley Bellish
William Benjamin Hadley
Meredith EW Parfet
Jesse K Randall

Officers
President and Principal Executive Officer
Jesse K Randall

Principal Financial Officer and Treasurer
Marcie McVeigh

Chief Compliance Officer
Brian Thomas MacKenzie

Secretary
Chad Lewkowski

This report is intended for current shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus.

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2.  Code of Ethics.

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Fund has not engaged in Security Lending Activities.

Item 13.  Exhibits.

(a) (1)	Not applicable to semi-annual reports.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable.

(a) (4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sweater Cashmere Fund

/s/ Jesse Randall
By: Jesse Randall
President and Principal Executive Officer
December 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Jesse Randall
By: Jesse Randall
President and Principal Executive Officer
December 2, 2022

/s/ Marcie McVeigh
By: Marcie McVeigh
Principal Financial Officer & Treasurer
December 2, 2022